EXHIBIT 10.48


                        SETTLEMENT AGREEMENT AND RELEASE

     THIS SETTLEMENT AGREEMENT AND RELEASE ("Agreement") is made as of 16th day of December, 2004, by and between ENTECH ENVIRONMENTAL TECHNOLOGIES, INC., a Florida corporation ("Entech") and Stonegate Securities, Inc. ("Stonegate").

     WHEREAS, Stonegate and Entech are parties to the certain Placement Agency Agreement entered into as of June__, 2004 (the "Placement Agency Agreement") and in connection with the Placement Agency Agreement Stonegate has provided certain financial services to Entech; and

     WHEREAS pursuant to the terms of Section 6(b) of the Placement Agency Agreement, Entech is required to reimburse Stonegate for certain expenses;

     WHEREAS, the parties to this Agreement desire to settle all amounts owed by Entech to Stonegate pursuant to Section 6(b) of the Placement Agency Agreement up through August 30, 2004;

     NOW, THEREFORE, in consideration of the release contained herein, the parties hereto agree as follows:

     1.   Payment. In satisfaction of its obligations to Stonegate under Section
          --------
6(b) of the Placement Agency Agreement up to and through August 30, 2004, Entech shall pay effective upon execution of this Agreement (the "Closing") the sum of seven thousand five hundred dollars ($7,500) to Stonegate.

     2.   Release.  In  consideration of the payment as set forth in Paragraph 1
          --------
of this Agreement, Stonegate for itself and its successor and assigns, will be deemed to have remised, released and forever discharged, and by these presents does, for itself and its successors and assigns, remise, release, and forever discharge Entech and its successors and assigns, of and from all manner of action and actions, causes of action, suits, debts and dues, claims and demands whatsoever, in law or in equity, which against Entech, Stonegate ever had, now has, or which it and its successors and assigns hereafter can, shall or may have, for, upon or by reason of the obligations of the Company pursuant to
Section 6(b) of the Placement Agency Agreement up to and through August 30, 2004. Nothing herein shall be deemed to remise, release or discharge Entech or any of its successors an assigns from its obligations under Section 5, 6(a) and 6(c), 7, 8, 9 and 10 of the Placement Agency Agreement.

     3.   Governing  Law.   This  Agreement shall be governed by and interpreted
          ---------------
in  accordance  with  the  laws  of  the  State  of  Florida.

     4.   Entire  Agreement.  This  Agreement  sets  forth  the entire agreement
          ------------------
between  the  parties  with regard to the subject matter hereof as it relates to
Section 6(b) of the Placement Agency Agreement. No other agreements, covenants, representations or warranties, expressed or implied, oral or written, have been made by either party to the other with respect to the subject matter of this Agreement, except for the Placement Agency Agreement. All prior and contemporaneous conversations, negotiations, possible and alleged agreements and representations, covenants and warranties with respect to the subject matter hereof are waived, merged herein and superseded hereby.

     5.   Modification  and  Revocation.  This  Agreement may not be modified or
          ------------------------------
revoked except by a written instrument executed by all parties to this Agreement.


     6.   Signatories. All signatories to this Agreement represent that they are
          ------------
duly  authorized  and  have  full  power  to  enter  into  this  Agreement.

     7.   Additional  Acts.  All parties shall execute and deliver all documents
          -----------------
and perform all further acts that may be reasonably necessary and useful to effectuate the purposes and provisions of this Agreement.

     8.   Multiple Counterparts.   This Agreement may be executed in one or more
          ----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     Remainder  of  page  left  intentionally  blank

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Settlement  Agreement  and  Release

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     IN  WITNESS  WHEREOF,  the  parties hereto have executed and delivered this
Agreement  on  the  date  first  appearing  above.



                                        ENTECH ENVIRONMENTAL TECHNOLOGIES,
                                        INC.


                                        By /s/ Burr Northtop
                                          --------------------------------------
                                          Burr Northtop, President


                                        ----------------------------------------


                                        STONEGATE SECURITIES, INC.


                                        By /s/ Scott Griffith
                                          --------------------------------------

                                        Name: Scott Griffith  Title: President
                                              --------------         -----------


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